Amendment N°9

to the Airbus A330/A350XWB Purchase Agreement

Dated as of January 31, 2008

Between

AIRBUS S.A.S.

And

HAWAIIAN AIRLINES, INC.

This Amendment No. 9 (hereinafter referred to as the “Amendment”) is entered into as of December 17, 2014, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A350XWB Purchase Agreement dated as January 31, 2008, which agreement, as previously amended by and supplemented with all exhibits, appendices, and letter agreements and amendments (collectively, the "Agreement") relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement; and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

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0.	DEFINITIONS

Capitalized terms used herein and not otherwise expressly defined in this Amendment shall have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

The Agreement is hereby amended as follows:

(a)
Other than with respect to Letter Agreement No. 17 to the Agreement, Clause 22.11 of the Agreement, and Clause 1 herein, the terms “A350XWB-800” and “A350XWB-900”, and all provisions relating thereto (but only to the extent relating to the A350XWB), shall be deleted from the Agreement wherever they appear.

(b)
From the date of this Amendment, the Airbus A330/A350XWB Purchase Agreement dated as of January 31, 2008 shall hereafter be named the Airbus A330/A330neo Purchase Agreement dated as of January 31, 2008. Any and all letter agreements, amendments or other documents executed contemporaneously with this Amendment shall reflect this naming change.

(c)	The following terms shall be added to the extent they are new, or amended and restated in their entirety to read as follows to the extent they previously existed in the Agreement:

A330-800neo Aircraft means an A330-200 type aircraft incorporating the New Engine Option Changes, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

A330neo Aircraft means any or all of the six (6) firm A330 type aircraft incorporating the New Engine Option Changes, for which the delivery schedule is set forth in Clause 9.1.1, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

A330neo Airframe means any A330neo Aircraft, excluding the Propulsion Systems thereof.

A330neo Propulsion Systems – as defined in Clause 2.2.

A330neo Revision Service Period – as defined in Clause 14.5.

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A330neo Specification - the A330neo Standard Specification as amended by the SCNs set forth in Exhibit B4 hereto and as may be further amended or modified in accordance with this Agreement.

A330neo Standard Specification – as defined in Clause 2.1.2.3.1.

AACS – Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its office at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, or any successor thereto. AACS is the successor in interest of ANACS, and therefore any reference to ANACS in the Agreement shall be replaced by a reference to AACS.

Aircraft means any or all of the A330-200 Aircraft or A330neo Aircraft, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, as applicable.

Airframe means the A330-200 Airframe or the A330neo Airframe, as applicable.

Development Changes - as defined in Clause 2.1.5.

Final Contract Price – as defined in Clause 3.

Manufacturer Specification Change Notice or MSCN - as defined in Clause 2.1.7.1.

NEO Specification Freeze – as defined in Clause 2.1.2.3.1.

New Engine Option or NEO – as defined in Clause 2.1.2.3.1.

New Engine Option Changes – as defined in Clause 2.1.2.3.1.

Propulsion Systems means individually or collectively the A330-200 Propulsion Systems and the A330neo Propulsion Systems, as applicable.

Revision Service Period – the A330-200 Revision Service Period or the A330neo Revision Service Period, as applicable.

Scheduled Delivery Quarter – as defined in Clause 9.1.2.

Seller NEO Price Revision Formula - the price revision formula set forth in Exhibit G3.

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Sharklets means a new large wingtip device, designed to enhance the eco-efficiency and payload range performance of the A330neo aircraft type, and which are fitted on the A330neo Aircraft and are part of the New Engine Option Changes.

Specification – the applicable Specification for the relevant Aircraft (A330-200 Specification for the A330-200 Aircraft, or A330neo Specification for the A330neo Aircraft).

Specification Change Notice or SCN – as defined in Clause 2.1.4.

Standard Specification means individually or collectively the A330-200 Standard Specification and the A330neo Standard Specification.

1.	SCOPE

The Buyer and the Seller wish to convert the Buyer’s existing order for A350-800XWB aircraft under the Agreement into the six (6) A330neo Aircraft pursuant to the terms of this Amendment. [**]

2.	SPECIFICATION

Clause 2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.1        Aircraft Specification

2.1.1    A330-200 Aircraft Specification

2.1.1.1
The A330-200 Aircraft shall be manufactured in accordance with the A330-200 Standard Specification(s), as may already be modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.1.1.2	A330-200 Aircraft Design Weights

In line with the Specification applicable to the A330-200 Aircraft, the following design weights (Maximum Take-off Weight (“MTOW”) Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) are selected and applicable to the A330-200 Aircraft:

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Aircraft Type	MTOW	MLW	MZFW
A330-200	[**]	[**]	[**]

2.1.2    A330neo Aircraft Specification

2.1.2.1	The A330neo Aircraft shall be manufactured in accordance with the A330neo Standard Specification as set forth in Clause 2.1.2.3.1 hereunder.

2.1.2.2    A330neo Aircraft Standard Specification

The A330neo Aircraft specification is currently based on a combination of the respective A330 Standard Specification(s) and the New Engine Option Changes as set out in Clause 2.1.2.3 below.

2.1.2.3    New Engine Option

2.1.2.3.1
The Seller is currently developing a new engine option (the "New Engine Option" or "NEO"), applicable to the A330 type aircraft. The specification of A330-800neo Aircraft shall be derived from the current A330-200 standard specification [**] and include the new sole source A330neo Propulsion Systems, as set forth in Clause 2.2 below, and Sharklets, as well as wing span extension, aerodynamic adaptations of the wing and wing-to-fuselage junction, required airframe structural modifications and aircraft systems and software adaptations required to operate such A330neo Aircraft (collectively the “New Engine Option Changes”).

The implementation of these New Engine Option Changes [**] shall be reflected in the first issue of the A330neo aircraft standard specification (the “A330neo Standard Specification”) when the design of such A330neo aircraft type shall have been frozen (the “NEO Specification Freeze”).

The Buyer acknowledges and agrees that certain options from the currently available Option Catalogues or set forth in Appendix 1 to Exhibit A hereto may not be applicable or certified for the A330neo Aircraft.

2.1.2.3.2    A330neo Aircraft Weights

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The New Engine Option Changes shall modify the basic design weights of the A330 Standard Specification, as set forth in paragraph § 03-20.01.00 thereof, as follows:

A330-800neo
MTOW	[**]
MLW	[**]
MZFW	[**]

[**]

The estimated basic Manufacturer’s Weight Empty (“MWE”) of the A330 Standard Specification, as set forth in paragraph § 13-10.01.00 thereof, shall be modified by the New Engine Option Changes as follows:

A330-800neo
[**]

It is agreed and understood that all of the weights set forth in this Clause 2.1.2.3.2 are current development targets and may be updated upon NEO Specification Freeze.

2.1.2.4
Upon its issuance, the A330neo Standard Specification shall automatically supersede the combination of the A330 Standard Specification and the New Engine Option Changes. The A330neo Aircraft shall be manufactured in accordance with Issue 1 of the A330neo Standard Specification.

2.1.3    Specification Amendment

The Seller and Buyer understand and agree that the applicable Specifications may be amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.1.4    Specification Change Notice

Each Specification may be amended by written agreement between the Seller and Buyer in a Specification Change Notice (“SCN”). Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out such SCN’s scope of implementation and shall also set forth, in detail, the particular

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change to be made to the Specification and the effect, if any, of such change on design, performance, weight, or Scheduled Delivery Month of the Aircraft affected thereby, two-way interchangeability or replaceability requirements of the Specification. A SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, shall be specified in the SCN.

2.1.5    Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”).

2.1.6    Customization Milestones Chart

No later than [**] before the first A330-200 Aircraft Delivery with regard to the A330-200 Aircraft and no later than [**] before the first A330neo Aircraft Delivery with regard to the A330neo Aircraft, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestones Chart”) setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogue of Specification change options (the “Options Catalogue”). All such items requested by the Buyer must be by the date of implementation of the SCN certified for incorporation into the Aircraft.

Included on the Customization Milestones Chart shall be the date by which the contractual definition of the Aircraft must be finalized and all relevant SCNs executed (the “Contractual Definition Freeze” or “CDF”), in order to assure delivery of the Aircraft in the Scheduled Delivery Month. Such date shall be referred to as the “CDF Date.”

2.1.7    Manufacturer Specification Changes Notices

2.1.7.1
The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be provided to the Buyer and shall be substantially in the form set out in Exhibit B2 hereto and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price, Delivery Date of the Aircraft affected thereby and two-way interchangeability, replaceability or intermixability requirements under the Specification.

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2.1.7.2
Except when the MSCN is necessitated by an Aviation Authority Directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the [**] interchangeability, replaceability [**] requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.1.7.3
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.1.7.2 above, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.1.7.4	[**]

2.2        Propulsion Systems

2.2.1    A330 Propulsion Systems

The A330-200 Aircraft shall be equipped with a set of Rolls-Royce Trent 772B EP engines, including standard equipment, nacelles and thrust reversers (the “A330-200 Propulsion Systems”).

2.2.2    A330neo Propulsion Systems

The A330neo Aircraft shall be equipped with a set of Rolls-Royce Trent 7000 engines (the “A330neo Propulsion Systems”), with an Airbus Equivalent Thrust (AET) of [**].

It is agreed and understood that the above thrust rating may be updated at any time until NEO Specification Freeze.

The above-mentioned A330neo Propulsion Systems designation is based upon information received from the A330neo Propulsion Systems manufacturer and remains subject to any modification that might be imposed

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by the A330neo Propulsion Systems manufacturer on the Seller and/or the Buyer.

UNQUOTE

3.	BASE PRICE OF THE A330neo AIRCRAFT

Clauses 3.3 and 3.4 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

3.3        Base Price of the A330neo Aircraft

3.3.1    The Base Price of the A330neo Aircraft is the sum of:

(i)	[**]

3.4	Final Contract Price of the A330neo Aircraft

The Final Contract Price of each A330neo Aircraft shall be the sum of:

[**]

UNQUOTE

4.	PRICE REVISION

Clause 4.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

4.1        Seller Price Revision Formula

The Base Price of the Airframe and the price of SCNs relating to the Airframe for the A330-200 Aircraft are subject to revision up to and including the Delivery Date in accordance with the Seller Price Revision Formula.

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The Base Price of the A330neo Aircraft and the price of SCNs relating to the A330neo Aircraft are subject to revision up to and including the Delivery Date in accordance with the Seller NEO Price Revision Formula.

UNQUOTE

5.	DELIVERY SCHEDULE

5.1	Clause 9.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

9.1        Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the A330-200 Aircraft Ready for Delivery at the Delivery Location within the following Scheduled Delivery Months:

A330-200 Aircraft N°1*     April 2011
A330-200 Aircraft N°2     October 2011
A330-200 Aircraft N°3     March 2012
A330-200 Aircraft N°4*     April 2012
A330-200 Aircraft N°5     May 2012
A330-200 Aircraft N°6     February 2013
A330-200 Aircraft N°7**    March 2013
A330-200 Aircraft N°8    April 2013
A330-200 Aircraft N°9**    June 2013
A330-200 Aircraft N°10*    November 2013
A330-200 Aircraft N°11    January 2014
A330-200 Aircraft N°12**    February 2014
A330-200 Aircraft N°13*    April 2014
A330-200 Aircraft N°14**    June 2014
A330-200 Aircraft N°15*    October 2014
A330-200 Aircraft N°16*    [**]
A330-200 Aircraft N°17**    [**]
A330-200 Aircraft N°18**    [**]

*Indicates an A330-200 [**] (Aircraft No1 [**] pursuant to Amendment No. 3, Aircraft No4, No10, No13, No15 and No16 [**] pursuant to Amendment No. 5).

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**Indicates an A330-200 [**] (Aircraft No17 [**] pursuant to Amendment No. 5, Aircraft No7, No9, No12, No14 and No18 [**] pursuant to Amendment No. 6).

Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the A330neo Aircraft Ready for Delivery at the Delivery Location within the following semesters:

A330-800neo Aircraft N°1     [**]
A330-800neo Aircraft N°2     [**]
A330-800neo Aircraft N°3     [**]
A330-800neo Aircraft N°4     [**]
A330-800neo Aircraft N°5     [**]
A330-800neo Aircraft N°6     [**]

9.1.2
The Seller shall communicate to the Buyer the scheduled delivery quarter of each A330neo Aircraft (each a “Scheduled Delivery Quarter”) no later than [**]. The Seller shall communicate to the Buyer the scheduled delivery month of each Aircraft (each a “Scheduled Delivery Month”) [**] before the first day of the Scheduled Delivery Quarter of the respective Aircraft. Subject to the then industrial and commercial constraints of the Seller, the Seller shall communicate to the Buyer the Scheduled Delivery Month of the respective Aircraft [**]. The Seller shall give the Buyer at least [**] written notice of the anticipated date on which the Aircraft shall be Ready for Delivery. Such notice shall also include the starting date and the planned schedule of the Technical Acceptance Process set forth in Clause 8. Thereafter the Seller shall notify the Buyer of any change to such dates.

UNQUOTE

5.2	Clause 9 of the Agreement is amended to add the following quoted text:

QUOTE

9.4        A330neo Industrialization

[**]

UNQUOTE

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6.	EXHIBITS TO THE AGREEMENT

Exhibits A2 and F2 to the Agreement are deleted in their entirety.

Exhibit B4 to the Agreement is deleted in its entirety and replaced with Appendix 1 hereto.

Exhibit C to the Agreement is deleted in its entirety and replaced with Appendix 2 hereto.

The form of Exhibit D shall remain applicable to A330-200 Aircraft and shall also apply to A330neo Aircraft.

Exhibit F1 to the Agreement is deleted in its entirety and replaced with Appendix 3 hereto.

Appendix 4 hereto is added to the Agreement as Exhibit G3.

7.	EFFECT OF THE AMENDMENT

7.1
The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

7.2
Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

8.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

9.	COUNTERPARTS

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This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[Remainder of page intentionally left blank. Signature page follows.]

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:     /s/John J. Leahy

Name:    John J. Leahy

Title:    Chief Operating Officer, Customers

Accepted and Agreed

Hawaiian Airlines, Inc.

By:     /s/Mark B. Dunkerley

Name:    Mark B. Dunkerley

Title:    President and CEO

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APPENDIX 1

AIRBUS

Customization budget

A330-800neo

HAWAIIAN AIRLINES.

Based on A330-800neo Standard Specification

Note: **Certain options from the current available Airbus catalog may not be applicable and/or certified for the A330-800neo at time of entry into service.**

Reference (EPAC/TDU)	TITLE	A330-800neo SCN Budget per A/C	Comments
		[**]	
ATA 02 - GENERAL REQUIREMENTS			
[**]			
			One time charge on HoV
ATA 11 - PLACARDS AND MARKINGS			
[**]			
ATA 22 - AUTO FLIGHT			
[**]			subject to confirmation from FMS supplier
ATA 23 - COMMUNICATIONS			
[**]			budget provision
ATA 24 ELECTRICAL POWER - GENERAL			
[**]			
ATA 25 - EQUIPMENT / FURNISHINGS			
[**]			
			budget provision

ATA 26 FIRE PROTECTION - GENERAL			
[**]			
ATA 28 - FUEL - GENERAL			
[**]			
ATA 31 - INDICATING / RECORDING SYSTEMS			
[**]			
ATA 33 - Lights			
[**]			
ATA 34 - NAVIGATION			
[**]			
			Subject to FAA certification
			One time on HoV
ATA 35 - OXYGEN			
[**]			
ATA 38 - WATER/WASTE			
[**]			
ATA 46 - INFORMATION SYSTEM - GENERAL			
[**]			
ATA 51 - STANDARD PRACTICES AND STRUCTURES			
[**]

APPENDIX 2
EXHIBIT C

EXHIBIT C
SELLER SERVICE LIFE POLICY
ITEMS COVERED

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

[**]

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APPENDIX 3
EXHIBIT F1

EXHIBIT F1

A330 Aircraft & A330neo Aircraft TECHNICAL DATA & SOFTWARE

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APPENDIX 3
EXHIBIT F1

TECHNICAL DATA & SOFTWARE

Where applicable, data shall be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller shall provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

[**]
- [**]

1.1-	Format of Data

The Flight Operations Data Package shall be available on-line through the Seller’s customer portal AirbusWorld in eXtensible Mark-up Language (XML), for downloading and further data processing and customization, and/or in Portable Document Format (PDF), as applicable.
In addition, the Seller shall make available [**] in paper format.
Upon the Buyer’s request, a back-up copy of the manuals of the Flight Operations Data Package may be provided off-line on CD or DVD.

1.2-	Availability Schedule

The Airbus Flight Operations Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer [**] before the Scheduled Delivery Month of the first Aircraft.
A preliminary customized MMEL shall be available [**] prior to the Scheduled Delivery Month of the first Aircraft.
The final issue of WBM and FM shall be made available at the time of each Aircraft Delivery.

2-	Airbus Maintenance Technical Data Package

The Airbus Maintenance Technical Data Package encompasses the following customized maintenance data required for on-aircraft maintenance to ensure the continued airworthiness of the Aircraft:
[**]

2.1-	Format of Data

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APPENDIX 3
EXHIBIT F1

The Airbus Maintenance Technical Data Package shall be available in the Airn@v/Maintenance module of the AirN@v software and shall be accessible on-line through the Seller’s customer portal AirbusWorld.
In addition, if so requested by the Buyer, the corresponding raw data in Standard Generalized Mark-up Language (SGML) format shall also be made available for download from the Seller’s customer portal AirbusWorld.
Upon the Buyer’s request, a back-up copy of the data of the Airbus Maintenance Technical Data Package may be provided off-line on CD or DVD.

2.2-	Availability Schedule

The Airbus Maintenance Technical Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer [**] the Scheduled Delivery Month of the first Aircraft.
Upon the Buyer’s request, where applicable, preliminary customized maintenance data may be available [**] to the Scheduled Delivery Month of the first Aircraft.

3-	Non-customized Technical Data

Non-customized Technical Data, provided as part of the Maintenance Technical Data Package, shall be made available to the Buyer either in the corresponding Airn@v software module, as detailed in Clause 14.9 of the Agreement, or in PDF format, as applicable.
The Technical Data belonging to each AirN@v module and/or available in PDF format shall be as listed in the Seller’s Customer Services Catalog current at the time of the delivery of the Technical Data.
Non-customized Technical Data shall be made available to the Buyer in accordance with a schedule to be mutually agreed between the Buyer and Seller [**] to the Scheduled Delivery Month of the first Aircraft.

4-	Additional Technical Data

4.1	In addition to the Flight Operations Data Package and the Maintenance Technical Data Package, the Seller shall provide, at Delivery of each Aircraft:
-    on-line access to the Aircraft mechanical drawings that cover installation of structure and systems fitted on the Buyer’s Aircraft at Delivery.
-    on-line access to the Electrical Load Analysis (ELA), in a format allowing further updating by the Buyer.

4.2	Within [**] the Delivery of each Aircraft, the Seller shall provide:

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APPENDIX 3
EXHIBIT F1

•the weighing report, for integration into the WBM by the Buyer.

Note: The weighing report is incorporated into the cockpit WBM at the time of aircraft delivery after the aircraft has been weighed.

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APPENDIX 3
EXHIBIT F1

SCHEDULE A

[**]

HAL - A330/A330neo                                 Exh. F1 - 5 of 5
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APPENDIX 4

EXHIBIT G3
SELLER NEO PRICE REVISION FORMULA

1.	BASE PRICE

[**]

2.	BASE PERIOD

[**]

3.	INDEXES

[**]

4.	REVISION FORMULA

[**]

5.	GENERAL PROVISIONS

[**]

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AMENDED AND RESTATED LETTER AGREEMENT NO. 2

Hawaiian Airlines, Inc.

Re: Specification Matters

Ladies and Gentlemen,

This amended and restated Letter Agreement No. 2 (hereinafter referred to as the “Letter Agreement”) is entered into as of December 17, 2014 between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A330neo Purchase Agreement dated as January 31, 2008, which agreement, as previously amended by and supplemented with all exhibits, appendices, and letter agreements and amendments thereto (collectively, the "Agreement") relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement; and

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 2 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement pursuant to the terms of this Letter Agreement, which both parties agree will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

[**]

HAL - A330/A330neo PA                                            LA2-1
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2.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy

Its: Chief Operating Officer, Customers

Accepted and Agreed

Hawaiian Airlines, Inc.

/s/ Mark B. Dunkerley

By: Mark B. Dunkerley

Its: President and CEO

HAL - A330/A330neo PA                                            LA2-2
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AMENDED AND RESTATED LETTER AGREEMENT NO. 3

Hawaiian Airlines, Inc.

Re: Flexibility

Ladies and Gentlemen,

This Amended and Restated Letter Agreement No. 3 (hereinafter referred to as the “Letter Agreement”) is entered into as of December 17, 2014 between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A330neo Purchase Agreement dated as January 31, 2008, which agreement, as previously amended by and supplemented with all exhibits, appendices, and letter agreements and amendments thereto (collectively, the "Agreement") relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement; and

WHEREAS, the Buyer and the Seller have entered into the Amended and Restated Letter Agreement No. 3 to the Agreement dated as of November 22, 2010, as amended (the “Original Letter Agreement”), setting forth certain terms and conditions regarding the sale of the Aircraft.

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement pursuant to the terms of this Letter Agreement, which both parties agree will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

HAL - A330/A330neo PA                                            LA3-1
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1.	DEFINITIONS

[**]

A330-800neo [**] Aircraft - up to [**] A330neo aircraft [**] that may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the applicable Propulsion Systems.

A330-800neo [**] Aircraft - up to [**] A330neo aircraft [**] that may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the applicable Propulsion Systems.

[**]

6.	ASSEMBLY LINE REACTIVATION

Nothing contained in this Letter Agreement shall force the Seller to either (i) reactivate the final assembly line of any aircraft or (ii) maintain in activity the final assembly line of any aircraft solely for the Buyer.

7.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

[Remainder of page intentionally left blank. Signature page follows.]

HAL - A330/A330neo PA                                            LA3-2
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy

Its: Chief Operating Officer, Customers

Accepted and Agreed

Hawaiian Airlines, Inc.

/s/ Mark B. Dunkerley

By: Mark B. Dunkerley

Its: President and CEO

HAL - A330/A330neo PA                                            LA3-3
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APPENDIX A

Customization estimated budget

[**]

[**]

<u>Note:</u> Certain options from the current available Airbus catalog may not be applicable and/or certified for the [**] at time of entry into service.

Reference (EPAC/TDU)	TITLE	[**] [**]	Comments
ATA 02 - GENERAL REQUIREMENTS			
[**]			
			One time charge on HoV
ATA 11 - PLACARDS AND MARKINGS			
[**]			
ATA 21 - AIR CONDITIONING			
[**]			
ATA 22 - AUTO FLIGHT			
[**]			subject to confirmation from FMS supplier
ATA 23 - COMMUNICATIONS			
[**]			budget provision
ATA 24 ELECTRICAL POWER - GENERAL			
[**]			
ATA 25 - EQUIPMENT / FURNISHINGS			
[**]			
			budget provision

ATA 26 FIRE PROTECTION - GENERAL			
[**]			
ATA 28 - FUEL - GENERAL			
[**]			
ATA 31 - INDICATING / RECORDING SYSTEMS			
[**]			
ATA 33 - Lights			
[**]			
ATA 34 - NAVIGATION			
[**]			
			Subject to FAA certification
ATA 35 - OXYGEN			
[**]			
ATA 38 - WATER/WASTE			
[**]			
ATA 46 - INFORMATION SYSTEM - GENERAL			
[**]			
ATA 51 - STANDARD PRACTICES AND STRUCTURES			
[**]

AMENDED AND RESTATED LETTER AGREEMENT NO. 4

Hawaiian Airlines, Inc.

Re: Miscellaneous

Ladies and Gentlemen,

This Amended and Restated Letter Agreement No. 4 (hereinafter referred to as the “Letter Agreement”) is entered into as of December 17, 2014 between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A330neo Purchase Agreement dated as January 31, 2008, which agreement, as previously amended by and supplemented with all exhibits, appendices, and letter agreements and amendments thereto (collectively, the "Agreement") relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement; and

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 4 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement pursuant to the terms of this Letter Agreement, which both parties agree will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

HAL - A330/A330neo PA                                            LA4-1
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0.	DEFINITIONS

Notwithstanding Clause 0 of the Agreement, the following terms shall have the following meanings for all purposes of the Agreement:

[**]

Certificate of Sanitary Construction - means a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration, or any equivalent successor certificate thereto.

Goods and Services - any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or its designee under this Agreement or any related agreement.

[**]

Standard Airworthiness Certificate - a Standard Airworthiness Certificate issued pursuant to Part 21 of the Federal Aviation Regulations, or any equivalent successor certificate.

Warranty Period - as defined in 12.1.3.

1.	RESERVED

2.	SPECIFICATION

Clause 2.1.7 of the Agreement is supplemented by the following quoted provision:

QUOTE

2.1.7.5	[**]
UNQUOTE

3.        RESERVED

4.	PRICE REVISION

[**]

5.	PAYMENT TERMS

Clauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are cancelled and replaced with the

HAL - A330/A330neo PA                                            LA4-2
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following quoted provisions:

QUOTE
[**]
UNQUOTE

Clauses 5.5.2, 5.5.3, 5.6, 5.7, 5.8, 5.8.1, and 5.8.2 of the Agreement are cancelled and replaced with the following quoted provisions:

QUOTE

5.5.2
Except as provided in Clause 5.5.1, the Seller shall pay all Taxes, levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, acquisition of any component, accessory, equipment or part delivered or furnished under this Agreement, or assembly, sale and delivery to the Buyer under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment referred to in Clause 18).

5.5.3
The Buyer shall pay all Taxes not assumed by the Seller under Clause 5.5.2, including, but not limited to any duties or taxes due upon or in relation to the importation of the Aircraft into the Buyer’s country and/or any withholding taxes or deductions levied or required in the Buyer’s country with respect to the payment to the Seller of any amount due from the Buyer hereunder, except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction.

"Taxes" means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.6	Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between a [**] on the one hand and the [**] on the other hand, and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by any [**], and not be paid in full in immediately available funds on the date due, [**] and the Seller has provided the Buyer at least five (5) days advance written notice, then the Seller shall have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount. The Seller shall promptly notify the Buyer in writing

HAL - A330/A330neo PA                                            LA4-3
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after such debiting and application, and the Buyer shall immediately pay to the Seller the amount required to comply with Clause 5.2.3.

5.7	Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments to the Buyer, the Seller shall have the right to deduct from any such payments an amount equal to any other amounts due and owing by any Buyer Party to the Seller or any Affiliate thereof under any agreement between a Buyer Party and the Seller or any of its Affiliates.

5.8	Overdue Payments

5.8.1
Except if otherwise agreed, if any payment due the Seller is not received by the Seller on the date or dates due, the Seller shall have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller on receipt of such claim, interest at the rate of [**] on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller's right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.

UNQUOTE

6.	RESERVED

7.	CERTIFICATION

Clause 7.1 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

7.1	Type Certification

The A330-200 Aircraft have been, and the A330neo Aircraft will be, prior to Delivery, type certificated under EASA procedures for joint certification in the transport category. The Seller shall obtain or cause to be obtained an FAA type certificate (the "Type Certificate") for the A330-200 Aircraft and the A330neo Aircraft prior to Delivery to allow the issuance of the Export Certificate of Airworthiness.
UNQUOTE

Clause 7.3.3 of the Agreement is cancelled and replaced with the following quoted provisions:

HAL - A330/A330neo PA                                            LA4-4
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QUOTE
[**]

(ii)	[**]
UNQUOTE

8.	TECHNICAL ACCEPTANCE

Clause 8.1.1 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

8.1.1
Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller (the "Technical Acceptance Process"). Successful completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes to make the Aircraft compliant and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process to the extent necessary to demonstrate full compliance with the requirements of the Technical Acceptance Process. Any changes to the length (i.e. number of days) of the Technical Acceptance Process will be subject to the mutual agreement of the Buyer and the Seller.

[**]
UNQUOTE

Clause 8.2.3 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

8.2.3
If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer's attendance, and provided that the Technical Acceptance Process is completed successfully and that the Seller so represents to the Buyer, the Buyer shall be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects.

UNQUOTE

Clause 8.5 of the Agreement is cancelled and replaced with the following quoted provisions:

HAL - A330/A330neo PA                                            LA4-5
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QUOTE

8.5	Aircraft Utilization

[**]
UNQUOTE

9.	DELIVERY

Clause 9.1 of the Agreement is supplemented by the following quoted provision:

QUOTE

9.1.3	[**]
UNQUOTE

Clause 9.2.3 of the Agreement is cancelled and replaced with the following quoted provisions:
QUOTE

9.2.3
If the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, provided that the Aircraft has successfully completed the Technical Acceptance Process or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then the Buyer shall be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, the Seller shall retain title to the Aircraft and the Buyer shall indemnify and hold the Seller harmless against any and all [**] costs (including but not limited to any parking, storage, and insurance costs [**]). The Seller shall be under no duty to the Buyer to store, park, or otherwise protect the Aircraft, [**] These rights of the Seller shall be in addition to the Seller’s other rights and remedies in this Agreement.

UNQUOTE

Clause 9.3 is supplemented by the following quoted provision:
QUOTE

9.3.3	[**]
UNQUOTE

10.	EXCUSABLE DELAY AND TOTAL LOSS

Clause 10 of the Agreement is cancelled and replaced by the following quoted provisions:
QUOTE

10.1	Scope of Excusable Delay

HAL - A330/A330neo PA                                            LA4-6
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Neither the Seller nor any Affiliate of the Seller, shall be responsible for or be deemed to be in default on account of delays in Delivery of the Aircraft or failure to deliver or otherwise in the performance of its other obligations under this Agreement or any part hereof but only to the extent that such delay is due to causes beyond the Seller's, or any Affiliate’s control and not occasioned by the Seller's or any Affiliate’s, fault or negligence ("Excusable Delay"), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; total or constructive total loss; compliance with any [**] law, decision, regulation, directive or other act of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification after due and timely diligence; inability after due and timely diligence to procure materials, accessories, equipment or parts; or failure of a subcontractor or Supplier [**] to furnish materials, components, accessories, equipment or parts (despite Seller’s commercially reasonable efforts to procure alternative solutions); (ii) [**] and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the [**] or Buyer Furnished Equipment [**].

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller shall

(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)
as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular shall notify the Buyer of the revised Scheduled Delivery Month, and

(v)	shall take all reasonable steps within its control to reduce the effect of any delay.

[**]

HAL - A330/A330neo PA                                            LA4-7
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10.3	Termination on Excusable Delay

10.3.1
If any Delivery is delayed as a result of one or more Excusable Delays for a period of more than [**] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within [**] and following such termination, the parties shall have no further rights or obligations with respect to such affected Aircraft, [**]. Notwithstanding the foregoing, the Buyer shall not be entitled to terminate this Agreement or to receive payment pursuant to this Clause 10.3.1if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer or its representatives.

10.3.2
If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there shall be a delay in Delivery of an Aircraft of more than [**] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination shall be made by giving written notice to the other party within [**] after the Buyer's receipt of the notice of a revised Scheduled Delivery Month and following such termination, the parties shall have no further rights or obligations with respect to such affected Aircraft, [**]

Notwithstanding the foregoing, the Buyer shall not be entitled to terminate this Agreement or to receive payment pursuant to this Clause 10.3.2 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer or its representatives.

10.3.3
If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller shall be entitled to reschedule Delivery. The Seller shall confirm to the Buyer the new Scheduled Delivery Month after the [**] period referred to in Clause 10.3.1 or 10.3.2, which shall be either the Scheduled Delivery Month notified to the Buyer under Clause 10.2.1 (iv) or such other month as may be agreed by the parties, and this new Scheduled Delivery Month shall be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller shall notify the Buyer to this effect within ten (10) Business Days of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the

HAL - A330/A330neo PA                                            LA4-8
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Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than [**] after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

(i)
the Buyer notifies the Seller within thirty (30) days of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)
the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month, in which case, to the extent the Total Loss is not due to action or inaction of the Buyer or its representatives:

(a)	[**]

Nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft shall discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft, [**]

Notwithstanding the foregoing, the Buyer shall not be entitled to terminate this Agreement or to receive payment pursuant to this Clause 10.4 if the Total Loss is caused directly or indirectly by the action or inaction of the Buyer or its representatives.

10.5	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.
UNQUOTE

11.	INEXCUSABLE DELAY

HAL - A330/A330neo PA                                            LA4-9
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Clause 11 of the Agreement is cancelled and replaced by the following quoted provisions:
QUOTE

11.1	Liquidated Damages

11.1.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery:

[**]

(as such month may be changed pursuant to Clauses 2, 7 or 10) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay shall be termed an “Inexcusable Delay”. In the event of an Inexcusable Delay, the Buyer shall have the right to claim, and the Seller shall pay the Buyer liquidated damages of an amount equal to the Liquidated Damages Amount for the affected Aircraft for each day of Inexcusable Delay in the Delivery, starting the day falling [**]

11.1.2        Liquidated Damages Amount

[**]

11.2	Renegotiation

If, as a result of an Inexcusable Delay, Delivery does not occur within [**] after the last day of the Scheduled Delivery Month the Buyer shall have the right, exercisable by written notice to the Seller given between [**], to require from the Seller a good faith renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation shall not prejudice Buyer's right to receive liquidated damages in accordance with Clause 11.1.

11.3	Termination

[**]

If, as a result of one or more Inexcusable Delays, Delivery does not occur within [**] and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then either party shall have the right exercisable by written notice to the other party [**] to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party shall have any claim against the other, except that the

HAL - A330/A330neo PA                                            LA4-10
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Seller shall pay to the Buyer any amounts due pursuant to Clause 11.1 unless already paid, and the Seller shall pay to the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of the Aircraft as to which this Agreement has been terminated, [**]

11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.
UNQUOTE

12.        WARRANTIES AND SERVICE LIFE POLICY

Clause 12 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

12.1	Warranty

12.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and Warranted Part shall at the time of Delivery to the Buyer be free from defects:

(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

(iii)	in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

HAL - A330/A330neo PA                                            LA4-11
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(iv)	arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purposes of this Agreement, the term "Warranted Part" shall mean any Seller proprietary component, equipment, software, or part, that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller or, with respect to software, is developed to the detail design of the Seller or a subcontractor of the Seller and (c) bears a Seller part number at the time of Delivery.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)
any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)
any defect inherent in the Seller's design of the installation, considering the state of the art at the date of such design, that impairs the use of such items shall constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

In addition, the warranties set forth in Clause 12.1.1 shall not apply to any defect arising from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party (such third party not to include the Seller, its Affiliates and subcontractors).

[**]

12.1.4        Limitations of Warranty

12.1.4.1
The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller's expense and option, acting in a commercial reasonable manner, the repair, replacement or correction (to include, in the case of

HAL - A330/A330neo PA                                            LA4-12
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software, supply of a comparable product with equivalent function) of any defective Warranted Part together with a credit to the Buyer’s account with the Seller for the future purchase of Goods and Services in an amount equal to the mutually agreed direct labor costs expended [**] at the In-house Warranty Labor Rate. The Seller may elect to effect such repair, replacement or correction by supplying modification kits designed to rectify the defect [**] by furnishing a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part.

12.1.4.2
If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the Buyer’s written request the Seller shall correct any such defect of the same type in any Aircraft that has not already been delivered to the Buyer. The Seller shall not be responsible for, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of correcting a defect covered by Clause 12.1.1(iii), due to the Seller's undertaking to make such correction. Alternatively, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.5	[**]

12.1.5.2 The Seller’s liability under Clause 12.1.5.1 is subject to the following conditions:

(i)	Such inspections are recommended in a Seller Service Bulletin to be performed within the Warranty Period or such inspection would be otherwise covered by a Warranty Claim;

(ii)	Such inspections are not performed in lieu of corrective action that has been provided by the Seller prior to the dates of such inspection;

(iii)	[**]

12.1.6	Warranty Claim Requirements

The Buyer's remedy and the Seller's obligation and liability under this Clause 12.1 with respect to each claimed defect are subject to the following conditions:

(i)	the defect has become apparent within the Warranty Period,

HAL - A330/A330neo PA                                            LA4-13
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(ii)	the Buyer has filed a Warranty Claim within [**] in the last A330-200 Aircraft or the last A330neo Aircraft as applicable.

(iii)
the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8; and

(iv)	the Seller's receives a Warranty Claim complying with the provisions of Clause 12.1.7(v).

(v)
receipt of a Warranty Claim by Seller in accordance with Clause 12.1.6 (ii) secures the Buyer’s right to claim remedies even though a correction is performed after the expiration of the Warranty Period.

12.1.7	Warranty Administration

The warranties set forth in this Clause 12.1 shall be administered as hereinafter provided:

(i)        Claim Determination

Determination by the Seller as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller and shall be based on claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

[**]

(vi)	Replacements

Replaced components, equipment, accessories or parts shall become the Seller's property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller shall have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller shall not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller on shipment by the Seller to the Buyer of

HAL - A330/A330neo PA                                            LA4-14
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any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

(vii)	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. [**]

(viii)	Inspection

The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

12.1.8	In-house Warranty

(i)	Authorization

The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 ("In-house Warranty Repair"). [**] the Buyer shall notify the Resident Customer Support Representative, of its decision to perform any in-house repairs before such repairs are commenced. The Buyer's notice shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller shall use commercially reasonable efforts to ensure a prompt response (in no event in excess of three (3) Business Days) and shall not unreasonably withhold authorization.

(ii)	Conditions of Authorization

The Buyer shall be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

a.	if the Buyer complies with the terms of Clause 12.1.8(i);

b.	if adequate facilities and qualified personnel are available to the Buyer.

c.	provided that repairs are to be performed in accordance with the Seller's written instructions set forth in applicable Technical Data,

d.	only to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

HAL - A330/A330neo PA                                            LA4-15
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(iii)	Seller's Rights

The Seller shall have the right to require the return to Seller of any Warranted Part, or any part removed therefrom, that is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation. Such delivery shall be subject to the provisions of Clause 12.1.7(ii).

The Seller shall have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, provided that Seller’s exercise of such right does not unreasonably delay the disassembly, inspection and testing of any Warranted Part.

(iv)	In-house Warranty Claim Substantiation

Claims for In-house Warranty Repair credit must be submitted to the Seller [**] following completion of such In-House Warrranty Repair and shall comply with the requirements for Warranty Claims under Clause 12.1.6(v) and in addition shall include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

•part numbers,
•serial numbers (if applicable),
•description of the parts,
•quantity of parts,
•unit price of parts,
•copies of related Seller's or third party's invoices (if applicable),
•total price of parts

(c)	detailed number of labor hours,

(d)	In-house Warranty Labor Rate, and

(e)	total claim value.

(v)	Credit

HAL - A330/A330neo PA                                            LA4-16
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The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty Repair claims, shall be a credit to the Buyer's account. Such credit shall be equal to [**].

(a)
To determine direct labor costs, only the manhours spent on removal from the Aircraft disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part, and reinstallation thereof on the Aircraft shall be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part shall not be included.

(b)	The hours counted as set forth in Clause 12.1.8 (v)(a) above shall be multiplied by the In-house Labor Rate, [**] (the “In-house Warranty Labor Rate”).

[**]

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)	Limitation on Credit

The Buyer shall in no event be credited for repair costs (labor or material) for any Warranted Part if such repair costs exceed in [**] of the Seller's then-current catalog price for a replacement of such defective Warranted Part provided such replacement part is readily available for purchase by the Buyer.

If the estimate to repair a defective Warranted Part exceeds [**] of the Seller's then-current catalog price for a replacement of such defective Warranted Part, the Seller shall either provide a credit to the Buyer for an amount equal to [**] of the Seller's then-current catalog price for a replacement part, or a new replacement part, at the [**] option.

Seller shall substantiate Seller’s price in writing at Buyer's request if the warranted part is not in the CS Catalogue.

(vii)	Scrapped Material

The Buyer may, with the agreement of the Seller's Resident Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation.

HAL - A330/A330neo PA                                            LA4-17
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If the Buyer does not obtain the agreement of the Seller's Resident Customer Support Representative to scrap a Warranted Part immediately, the Buyer shall retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of [**]

A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, shall be kept in the Buyer's file for at least the duration of the Warranty Period.

(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, IN EACH CASE OTHER THAN IF CAUSED, DIRECTLY OR INDIRECTLY, BY SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.1.9	Warranty Transferability

Notwithstanding the provisions of Clause 20.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or interchange agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.10	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms hereof, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, shall be [**]. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall

HAL - A330/A330neo PA                                            LA4-18
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immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11     Operation - Normal Wear and Tear

The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller's liability under this Clause 12.1 shall not extend to normal wear and tear or to

(i)	any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof that has been [**] damaged [**];

(iii)
any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been intentionally removed rather than through normal wear and tear.

12.2	Service Life Policy

12.2.1	Scope and Definitions

In addition to the warranties set forth in Clause 12.1, the Seller agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)
"Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit C that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy specified in Clause 12.2.2, provided that if at any time after the date hereof the Seller adds Sharklets to the Seller’s standard list

HAL - A330/A330neo PA                                            LA4-19
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of Items covered by the Service Life Policy, then the parties shall amend Exhibit C hereto to include Sharklets.

(ii)	"Failure" means [**]

The Seller’s obligations under this Clause 12.1.2 are referred to as the “Service Life Policy.”

12.2.2	Periods and Seller's Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item [**] the Seller shall, at its discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

12.2.3	Seller's Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy shall be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which shall be determined in accordance with the following formula:

[**]
where

P:	financial participation of the Seller,

C:	the Seller's then current sales price for the required Item or required Seller designed parts,

and

(i)	[**]

12.2.4	General Conditions and Limitations

HAL - A330/A330neo PA                                            LA4-20
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12.2.4.1
Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items shall be covered by the provisions of Clause 12.1 of this Agreement and not by the provisions of this Clause 12.2.

12.2.4.2	The Buyer's remedies and the Seller's obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)
The Buyer maintains log books or other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(ii)	The Buyer keeps the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

(iii)	The Buyer complies with the conditions of Clause 12.1.11.

(iv)
The Buyer implements specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be, to the extent possible, compatible with the Buyer's operational requirements and shall be carried out at the Buyer's expense, reports relating thereto to be regularly furnished to the Seller.

(v)
The Buyer reports in writing any breakage or defect to the Seller within [**] after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer provides the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4
If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the Seller's commitment under this Clause 12.2 remains in effect but shall be subject to the Buyer's incorporating such modification in the

HAL - A330/A330neo PA                                            LA4-21
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relevant Aircraft, within a reasonable time following such failure, in accordance with the Seller's instructions.

12.2.4.5
THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN A CREDIT FOR GOODS AND SERVICES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND FURTHER WAIVES RELEASES AND RENOUNCES ALL OTHER RIGHTS, CLAIMS AND REMEDIES, OTHER THAN THOSE ARISING OUT OF THIS CLAUSE 12.2.

12.3	Supplier Warranties and Service Life Policies

12.3.1	Seller's Support

Before Delivery of the first Aircraft of each type, the Seller shall transfer and assign to Buyer and provide the Buyer with copies of the warranties, service life policies, and to the extent that any are assignable, indemnities, that the Seller has obtained pursuant to the Supplier Product Support Agreements for each respective Aircraft type. [**]

12.3.2	Supplier’s Default

12.3.2.1	[**]

HAL - A330/A330neo PA                                            LA4-22
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12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components (including, without limitation, Propulsion Systems) of the Aircraft (an "Interface Problem"), the Seller shall, if requested by the Buyer, and without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required. At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2	Seller's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if requested by the Buyer, correct the design of such Warranted Part pursuant to the terms and conditions of Clause 12.1.

12.4.3	Supplier's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part (or multiple Supplier Parts), the Seller shall at the Buyer's request, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer (or manufacturers) of such Supplier Part (or Supplier Parts).

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller shall promptly advise the Buyer of any corrective action proposed by the Seller and any such

HAL - A330/A330neo PA                                            LA4-23
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Supplier. Such proposal and corrective action shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

[**]

12.4.5        General

12.4.5.1	All requests under this Clause 12.4 shall be directed both to the Seller and to the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3
All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.9.

12.5	Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY

HAL - A330/A330neo PA                                            LA4-24
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LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)
ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

HAL - A330/A330neo PA                                            LA4-25
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THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are independent but not cumulative nor duplicative. The Buyer shall be entitled to the remedy and/or remedies under Clauses 12.1 and 12.2 that provide the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect unless such defects occur as separate incidents at separate times.

12.7	Intentionally Deleted

12.8	Negotiated Agreement

The Parties each acknowledge that:

(i)	this Agreement, including Clause 2 and this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)
the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

UNQUOTE

13.    PATENT AND COPYRIGHT INDEMNITY

HAL - A330/A330neo PA                                            LA4-26
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Clause 13 of the Agreement is cancelled and replaced by the following quoted provisions:
QUOTE

13.1	Indemnity

13.1.1
Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer and its officers, directors, agents and employees from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) in case of any infringement or claim of infringement by the Airframe [**] of

(i)	any British, French, German, Spanish or U.S. patent; and

(ii)
any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(1)	the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(2)	the International Convention for the Protection of Industrial Property of March 20, 1883 (the "Paris Convention"); and

(iii)
in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify shall be limited to infringements in countries which, at the time of design, are members of The Berne Union and recognize computer software as a "work" under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment;

(ii)	the Propulsion Systems;

(iii)	Supplier Parts; or

(iv)	software not developed by the Seller.

13.1.3
If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller shall at its expense either

HAL - A330/A330neo PA                                            LA4-27
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(i)	procure as soon as possible for the Buyer the right to use the affected Airframe, or Warranted Part free of charge to the Buyer; or

(ii)	replace the infringing Warranted Part as soon as possible with a non-infringing substitute otherwise complying with the requirements of this Agreement.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall

(i)	forthwith notify the Seller, giving particulars thereof;

(ii)
furnish to the Seller all data, papers and records within the Buyer's control or possession that are material to the resistance of or defense against any such charge or suits for infringement covered by this Clause 13;

(iii)
refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) shall prevent the Buyer from paying the sums (i) that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice, or (ii) as required by a final judgment entered against Buyer by a court of competent jurisdiction from which no appeals can be or have been filed;

(iv)	fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.2
The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller's opinion, it deems proper.

13.2.3
The Seller's liability hereunder shall be conditioned on the [**] compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright. [**]

HAL - A330/A330neo PA                                            LA4-28
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THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE SHALL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.
UNQUOTE

14.	TECHNICAL DATA AND SOFTWARE SERVICES

Clause 14.1.2 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

14.1.2
Range, form, type, format, ATA/non-ATA compliance, revision and quantity and delivery schedule of the Technical Data for the A330-200 Aircraft and A330neo Aircraft to be provided are covered in Exhibit F1.

UNQUOTE

Clause 14.5 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

14.5	Revision Service for Technical Data

Unless otherwise specifically stated, revision service for the A330-200 Aircraft Technical Data shall be offered [**] (the “A330-200 Revision Service Period”). Thereafter, revision service shall be provided in accordance with the terms and

HAL - A330/A330neo PA                                            LA4-29
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conditions found in the Seller’s then current Customer Services Catalog (the “CS Catalog”).

Unless otherwise specifically stated, revision service for the A330neo Aircraft Technical Data shall be offered [**] (the “A330neo Revision Service Period”). Thereafter, revision service shall be provided in accordance with the terms and conditions found in the Seller’s then current CS Catalog.
UNQUOTE

Clause 14.9.1 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

14.9.1	The Technical Data domains listed below shall be provided on DVD or online if available and shall include integrated software covering the following domains:

•	Maintenance

•	Planning

•	Repair

•	Workshop

•	Associated Data

•	Engineering
UNQUOTE

Clause 14.13.1 and 14.13.2 of the Agreement are cancelled and replaced with the following quoted provisions:

QUOTE

14.13.1	Performance Engineer's Program or PEP

In addition to Technical Data, the Seller shall provide to the Buyer one copy of the Performance Engineer's Programs (“PEP”) under the General Conditions. Use of the PEP shall be limited to one site license granted to the Buyer. PEP is intended for use on ground only and shall not be installed on an Aircraft. The Seller, subject to appropriate confidentiality commitments, shall cooperate with the Buyer’s third party performance data providers for the disclosure of data needed for use of the PEP.

14.13.2	The license for use of PEP for A330-200 Aircraft shall be granted [**] after initial installation.

The license for use of PEP for A330neo Aircraft shall be granted [**]

HAL - A330/A330neo PA                                            LA4-30
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At the expiration of each such period, the Buyer shall be entitled to continue to use the PEP but the Buyer shall be charged for all revisions, in accordance with the terms and conditions of the then-current CS Catalog.
UNQUOTE

Clause 14.17 of the Agreement is cancelled.

15.	SELLER REPRESENTATIVES

Clause 15 of the Agreement is supplemented with the following quoted provisions:

QUOTE

15.6
Seller shall, if requested by Buyer and subject to applicable charges, if any, provide technical advisory assistance and other engineering support services (“Engineering Support Services”) for any Aircraft or SFE. Engineering Support Services, provided from Toulouse, France or at a base designated by the Buyer as appropriate, include but are not limited to:

(a)
If the Buyer experiences operational problems with an Aircraft, the Seller shall analyze the information provided by the Buyer to determine the probable nature and cause of the problem and to suggest possible solutions.

(b)
If the Buyer is designing structural repairs and desires the Seller’s support, the Seller shall analyze and comment on the Buyer’s engineering releases relating to structural repairs not covered by the Seller’s structural repair manual.

(c)
If the Buyer requires an Aircraft modification from the Seller’s upgrade services department, the Seller shall analyze the request and, if possible, propose a Service Bulletin designed to meet the needs of the Buyer.

UNQUOTE

16.	TRAINING AND TRAINING AIDS

Clause 16.3.1 is cancelled and replaced with the following quoted provisions:

QUOTE

16.3.1
The Seller shall provide the training at the Airbus Training Center in Miami, Florida (the “Seller’s Training Center”), which shall be the principal location for training provided to the Buyer and/or at an affiliated training center in Blagnac, France. Seller shall use reasonable efforts to schedule Buyer’s training at the Airbus Training Center in Miami. [**]

HAL - A330/A330neo PA                                            LA4-31
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UNQUOTE

Clause 16.4.3.2 is cancelled and replaced with the following quoted provisions:

QUOTE

16.4.3.2
If such notification is received by the Seller or ANACS less than sixty (60) but no more than thirty (30) calendar days prior to such training, a cancellation fee corresponding [**] shall be, as applicable, either deducted from the training allowance set forth in Appendix A or invoiced at the price corresponding to such training in the Seller’s then current Training Course Catalog, unless the Seller, using commercially reasonable efforts, is able to substitute another customer’s trainees for the Buyer’s originally scheduled trainees.

UNQUOTE

Clause 16.10.6 of the Agreement is cancelled, and Clause 16 is supplemented by the following quoted provision:

QUOTE

16.11	[**] Affiliates of Seller

[**]
UNQUOTE

Clause 1.1 of Appendix A to Clause 16 to the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE
1.1        Flight Crew Training

The Seller shall provide flight crew training standard transition [**]. At Buyer’s request, [**].

[**]

If the Buyer purchases a [**].
UNQUOTE

17.    RESERVED

18.    BUYER FURNISHED EQUIPMENT

Clause 18 of the Agreement is supplemented by the following quoted provisions:

HAL - A330/A330neo PA                                            LA4-32
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QUOTE

18.1.4
Without prejudice to the Buyer's obligations hereunder, in order to facilitate the development of the BFE Definition, the Seller will organize meetings between the Buyer and BFE Suppliers. Such meetings will be scheduled by the Seller in consultation with the Buyer and the BFE Supplier and the Seller shall use reasonable efforts to schedule such meetings at times and in locations that are acceptable to the Buyer, provided this does not impact adherence to the Customization Milestones Chart and/or the required on-dock dates of BFE. The Buyer hereby agrees to participate in such meetings, and to provide adequate technical and engineering expertise as may be reasonably requested by the Seller or the applicable BFE Supplier to reach decisions within the defined timeframe.

[**]
UNQUOTE

QUOTE

18.5.6
Subject to applicable law, and the consent of the applicable BFE manufacturer, BFE not installed in the Aircraft shall be returned to the Buyer in accordance with the Buyer’s instructions and at the Buyer’s expense in as good condition as when delivered by the Buyer to the Seller, reasonable wear and tear accepted.

18.5.7	[**]
UNQUOTE

19.        RESERVED

20.        ASSIGNMENTS AND TRANSFERS

Clause 20.1 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

20.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller, such consent not to be unreasonably withheld or delayed.

[**]

20.1.4	Appointment of Agent - Warranty Claims

HAL - A330/A330neo PA                                            LA4-33
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If, following Delivery of an Aircraft, Buyer appoints a qualified agent to act directly with the Seller for the administration of claims relating to warranties, Seller shall deal with such agent for that purpose, effective upon the Seller’s receipt of the agent’s written agreement, in form and substance reasonably satisfactory to the Seller, and provided that such appointment does not, in the
Seller's reasonable judgment, materially adversely affect either the Seller's rights hereunder, or the Seller’s competitive interests.

20.1.5	No Increase in Liability

No action taken by either party relating to the resale or lease of an Aircraft or the assignment of that party’s rights under this Agreement with respect to such Aircraft shall subject the other party to any liability beyond that in this Agreement or modify in any way the other party’s obligations under this Agreement.
UNQUOTE

Clause 20.4 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

20.4	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring, [**] having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer.
UNQUOTE

21.        TERMINATION

Clause 21 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE
21.1         Termination Events

HAL - A330/A330neo PA                                            LA4-34
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21.1.1	Buyer Termination Events

Each of the following shall constitute a “Buyer Termination Event”

(1)
A [**] commences in any jurisdiction any case, proceeding or other action with respect to a [**] or its properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)
An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for a [**] or for all or any substantial part of its respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or a [**] makes a general assignment for the benefit of its creditors.

(3)
An action is commenced in any jurisdiction against a [**] seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

(4)	A [**] becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1. (1), (2) or (3).

(5)	A [**] is generally not able, or is expected to be unable to, or shall admit in writing its inability to, pay its debts as they become due.

(6)
A [**] commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

.

(7)	[**].

(8)	The Buyer terminates (except as otherwise permitted) cancels or repudiates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(10)
A [**] defaults in the observance or performance of any other material covenant, undertaking or obligation contained in this Agreement [**] provided (i) such covenant, undertaking or obligation is not otherwise addressed in this clause 21 and (ii) if such breach or default is capable of being cured, such breach or default is not

HAL - A330/A330neo PA                                            LA4-35
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cured within any specified cure period or, if no cure period is specified, within ten (10) Business Days.

(11)	Any other event that the parties agree in writing constitutes a Buyer Termination Event.

[**]

21.2	Remedies In Event of Termination

If a Buyer Termination Event occurs, the Buyer shall be in material breach of this Agreement, and the Seller shall have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

[**]

(4)
The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts that are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. [**]

21.3	Definitions

For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)	“Affected Aircraft” - any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21. 2 (1) (iv),

(ii)	“Applicable Date” - for any Affected Aircraft the date of the Buyer Termination Event specified in the Seller’s notice and demand for payment of liquidated damages delivered under Clause 21.2(3).

(iii)	“Escalated Price” - [**]

21.4.	Notice of Termination Event

Promptly upon becoming aware of the occurrence of a [**] Termination Event by the Buyer, the Buyer shall notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller shall not prejudice the Seller’s rights

HAL - A330/A330neo PA                                            LA4-36
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or remedies hereunder. Promptly upon becoming aware of the occurrence of a [**] Termination Event by the Seller, the Seller shall notify the Buyer of such occurrence in writing, provided, that any failure by the Seller to notify the Buyer shall not prejudice the Buyer’s rights or remedies hereunder.

21.5	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer shall furnish or cause to be furnished to the Seller the following; provided that Buyer shall not be required to furnish or cause to be furnished to the Seller any documents that are publicly available without charge:

(a)
Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by Holdings containing consolidated information relating to the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by Holdings for such a fiscal year, the consolidated balance sheet of Holdings and its Subsidiaries (including the Buyer), as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of Holdings and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by Holdings, whose opinion shall not be qualified as to the scope of audit or as to the status of Holdings as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Holdings and its Subsidiaries (including the Buyer) was conducted in accordance with generally accepted auditing standards.

(b)
Quarterly Financial Statements. As soon as available and in any event no later than the date that Holdings furnishes such quarterly statements to the SEC or successor thereto, a copy of the SEC Form 10-Q filed by Holdings with the SEC for such quarterly period, or, if no such Form 10-Q was filed by Holdings with respect to any such quarterly period, the consolidated balance sheet of Holdings and its Subsidiaries (including the Buyer), as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which shall be certified by an Authorized Officer of Holdings, subject to changes resulting from audit and normal year-end audit adjustments.

HAL - A330/A330neo PA                                            LA4-37
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(c)
Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)
Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of a Buyer Party thereof (“Other Indebtedness”) has demanded prepayment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)
Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by Holdings or any of its Subsidiaries (including the Buyer), and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21, (x) an "Authorized Officer" of the Buyer shall mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) "Subsidiaries" shall mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.
[**]

UNQUOTE

22.        RESERVED

23.	ASSIGNMENT

HAL - A330/A330neo PA                                            LA4-38
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This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

[Remainder of page intentionally left blank. Signature page follows.]

HAL - A330/A330neo PA                                            LA4-39
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy

Its: Chief Operating Officer, Customers

Accepted and Agreed

Hawaiian Airlines, Inc.

/s/ Mark B. Dunkerley

By: Mark B. Dunkerley

Its: President and CEO

HAL - A330/A330neo PA                                            LA4-40
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AMENDED AND RESTATED LETTER AGREEMENT NO. 5

Hawaiian Airlines, Inc.

Re: Escalation

Ladies and Gentlemen,

This Amended and Restated Letter Agreement No. 5 (hereinafter referred to as the “Letter Agreement”) is entered into as of December 17, 2014 between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A330neo Purchase Agreement dated as January 31, 2008, which agreement, as previously amended by and supplemented with all exhibits, appendices, and letter agreements and amendments thereto (collectively, the "Agreement") relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement; and

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 5 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft, as amended (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement pursuant to the terms of this Letter Agreement, which both parties agree will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

HAL - A330/A330neo PA                                            LA5-1
HAL_CT1400220_A&R LA5 Escalation.doc

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1.	ESCALATION

[**] the Seller Price Revision Formula, the Seller Price Revision Formula [**]

[**] the Seller Price Revision Formula, the Seller Price Revision Formula [**] the Seller Price Revision Formula, [**]

[**] the Seller Price Revision Formula, the Seller Price Revision Formula [**] the Seller Price Revision Formula, [**]

[**] the Seller Price Revision Formula, the Seller Price Revision Formula [**] the Seller Price Revision Formula, [**]

[**] the Seller NEO Price Revision Formula [**]

[**] Seller NEO Price Revision Formula [**] the Seller NEO Price Revision Formula [**] the Seller NEO Price Revision Formula, [**] Seller NEO Price Revision Formula, [**] the Seller NEO Price Revision Formula [**] the Seller NEO Revision Formula [**]

(i)	[**] the Seller NEO Revision Formula [**]

2.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, except as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

[Remainder of page intentionally left blank. Signature page follows.]

HAL - A330/A330neo PA                                            LA5-2
HAL_CT1400220_A&R LA5 Escalation.doc

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy

Its: Chief Operating Officer, Customers

Accepted and Agreed

Hawaiian Airlines, Inc.

/s/ Mark B. Dunkerley

By: Mark B. Dunkerley

Its: President and CEO

HAL - A330/A330neo PA                                            LA5-3
HAL_CT1400220_A&R LA5 Escalation.doc

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AMENDED AND RESTATED LETTER AGREEMENT NO. 7

Hawaiian Airlines, Inc.

Re: [**]

Ladies and Gentlemen,

This Amended and Restated Letter Agreement No. 7 (hereinafter referred to as the “Letter Agreement”) is entered into as of December 17, 2014 between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A330neo Purchase Agreement dated as January 31, 2008, which agreement, as previously amended by and supplemented with all exhibits, appendices, and letter agreements and amendments thereto (collectively, the "Agreement") relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement; and

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 7 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft, as amended (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement pursuant to the terms of this Letter Agreement, which both parties agree will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL - A330/A330neo PA                                            LA7-1
HAL_CT1400220_A&R LA7 Concessions.doc

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NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:
[**]

(ii)    [**]

5.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph shall be void and of no force or effect.

[Remainder of page intentionally left blank. Signature page follows.]

HAL - A330/A330neo PA                                            LA7-2
HAL_CT1400220_A&R LA7 Concessions.doc

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy

Its: Chief Operating Officer, Customers

Accepted and Agreed

Hawaiian Airlines, Inc.

/s/ Mark B. Dunkerley

By: Mark B. Dunkerley

Its: President and CEO

HAL - A330/A330neo PA                                            LA7-3
HAL_CT1400220_A&R LA7 Concessions.doc

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AMENDED AND RESTATED LETTER AGREEMENT NO. 8

Hawaiian Airlines, Inc.

Re: Support Matters

Ladies and Gentlemen,

This Amended and Restated Letter Agreement No. 8 (hereinafter referred to as the “Letter Agreement”) is entered into as of December 17, 2014 between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A330neo Purchase Agreement dated as January 31, 2008, which agreement, as previously amended by and supplemented with all exhibits, appendices, and letter agreements and amendments (collectively, the "Agreement") relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement; and

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 8 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement pursuant to the terms of this Letter Agreement, which both parties agree will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL - A330/A330neo PA                                            LA8-1
HAL_CT1400220_A&R LA8 Support Matters.doc

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NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

[**]

6.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy

Its: Chief Operating Officer, Customers

Accepted and Agreed

Hawaiian Airlines, Inc.

/s/ Mark B. Dunkerley

By: Mark B. Dunkerley

Its: President and CEO

HAL - A330/A330neo PA                                            LA8-2
HAL_CT1400220_A&R LA8 Support Matters.doc

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[**] LETTER AGREEMENT

As of December 17, 2014.

Hawaiian Airlines, Inc.
3375 Koapaka Street
Honolulu, Hawaii 96819

Re: [**]

Ladies and Gentlemen:

Hawaiian Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into Amendment No. 9, of even date herewith to the Airbus A330/A350XWB Purchase Agreement dated January 31, 2008 (as amended to the date hereof) (the “Purchase Agreement”) which covers the firm order by the Buyer of six (6) A330-800neo aircraft.

[**]
[**]

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2-	Termination

The commitments of the Seller set forth herein are subject to the non-occurrence of any of the events described in this paragraph 2. If any event described in paragraph 2(a) occurs, this [**] Letter Agreement and the commitments of the Seller hereunder shall automatically terminate without notice of any kind, without any liability whatever on the part of the Seller and without prejudice to any other rights or remedies that may be exercised by the Seller. If any other event described in paragraph 2 occurs, the Seller shall be entitled at any time upon notice to Buyer to terminate this [**] Letter Agreement and its commitments hereunder without any liability whatever on the part of the Seller:

(a)

(i)	[**]

4-	Miscellaneous Provisions

(a)	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or by facsimile to the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered or delivered by commercial courier, certified air mail, or if such notice or request is given by facsimile, the date upon which sent, shall be deemed to be the effective date of such notice or request.

Seller shall be addressed at:

1, rond-point Maurice Bellonte
31700 BLAGNAC, FRANCE

Attention:	Director - Contracts

Telephone:	011 33 5 61 30 40 12

Fax:	011 33 5 61 30 40 11

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and Buyer shall be addressed at:

Hawaiian Airlines, Inc.
3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
USA

Attention:     Executive Vice President and Chief Financial Officer
Attention:     Executive Vice President and General Counsel
Telephone:     1 (808) 835-3700
Fax:         1 (808) 835-3695

or to such other address or to such other person as the party receiving the notice or request may designate and notify the other party from time to time.

(b)	Waiver

The failure of one party to enforce at any time any of the provisions of this [**] Letter Agreement, or to exercise any right herein provided, or to require at any time performance by any other party of any of the provisions hereof, will in no way be construed to be a present or future waiver by the other party of such provisions nor in any way to affect the validity of this [**] Letter Agreement or any part hereof or the right of such party thereafter to enforce each and every provision. The express waiver by a party hereto of any provision, condition or requirement of this [**] Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

(c)	Interpretation and Law

This [**] Letter Agreement and any documents pertaining to [**] will be governed by and construed, and the performance thereof will be determined, in accordance with the laws of the State of New York without application of any conflict of laws provisions that could result in the application of the law of any other jurisdiction.

The Buyer and the Seller (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York, New York County, and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this [**]Letter Agreement, the subject matter hereof or any of the transactions contemplated hereby, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that any suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this [**] Letter Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

(d)	Severability

In the event that any provision of this [**] Letter Agreement should for any reason be held to be without effect, the remainder of this [**] Letter Agreement shall remain in full force and effect. To

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the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this [**] Letter Agreement prohibited or unenforceable in any respect.

(e)	Alterations to Contract

This [**] Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, oral or written. This [**] Letter Agreement may not be varied except by an instrument in writing of even date herewith or subsequent hereto made by both parties.

(f)	Language

All correspondence, documents and any other written matters in connection with this [**] Letter Agreement shall be in English.

(g)	Headings

All headings in this [**] Letter Agreement are for convenience of reference only and do not constitute a part of this [**] Letter Agreement.

(h)	Counterparts

This [**] Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

5-	Certain Representations of the Parties

(a)	The Buyer represents and warrants to the Seller:

(i)
the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this [**] Letter Agreement;

(ii)
neither the execution and delivery by the Buyer of this [**] Letter Agreement, nor the consummation of any of the transactions by the Buyer contemplated hereby, nor the performance by the Buyer of the obligations hereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)
this [**] Letter Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)	The Seller represents and warrants to the Buyer:

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(i)
the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this [**] Letter Agreement;

(ii)
neither the execution and delivery by the Seller of this [**] Letter Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations there under, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)
this [**] Letter Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

6-	Confidentiality

The provisions of Clause 22.9 of the Purchase Agreement are incorporated by reference herein.

[**]

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to Airbus S.A.S.

Very truly yours,
AIRBUS S.A.S.
By: /s/ John J. Leahy
Name: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed:
HAWAIIAN AIRLINES, INC.

By: /s/ Mark B. Dunkerley
Name: Mark B. Dunkerley
Title: President and CEO

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Schedule 1

[**]

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Schedule 2

Customer Due Diligence

The following documentation is required in respect of the Buyer and defined here as the “company”. The Following list is subject to change from time to time as may be deemed necessary or appropriate to permit the [**] to comply with applicable law.

1)	A certified copy of the company’s Certificate of Incorporation or Certificate of Trade.

2)	A certified copy of the company’s Memorandum and Articles of Association.

3)	For listed companies, evidence of listed status and good standing.

4)	For non-listed companies, a copy of the shareholders’ register or any other official document evidencing the identities of the owners of the company.

5)	A list of all directors’ names, occupations, permanent addresses and dates of birth.

6)	A certified copy (see below) of a valid passport or driving licence for:
two executive directors

two additional authorised signatories

7)	A certified copy (see below) of a valid passport or driving licence of all beneficial owners i.e. those holding 25% or more control over the company.

8)	The names, permanent addresses and percentage holdings of all individuals with over
10% of the company’s share capital.

9)	A certified copy (see below) of two utility bills or bank statements (financial information can be deleted) for each of the parties mentioned in 6) and 7) above, showing their private residential address. Documents must be no older than three months. Any original documents submitted will be copied by us and returned.

10)	In the case of a structured group, an organisation chart showing the ultimate beneficial owners.

11)	A copy of the company’s most recent audited annual financial statements.

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Company Name

Company Registration Number

Registered Office

Place of Business

Contact Person(s) Name Telephone Number E-mail Address

Persons (other than your directors) authorised to give instructions to us on behalf of the company.

Is the company acting as Agent for another party? If yes, please give details and please provide a copy of the power of attorney (or similar document) as well as identification details in respect of such party as set forth in Page 1.

Bank Details of company Branch Name Branch Address Telephone Number Sort Code SWIFT Code ABA Reference

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Thank you for completing this form. Please now sign below as confirmation that the information given is, to the best of your knowledge, true, accurate and complete. Completed forms can be returned to the [**] by email to [email address] with accompanying certified copies and originals to follow by post to:

[[**] ADDRESS]

Signed by

______________________________

Name:

Position:

Company:

Date:

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[**] LETTER AGREEMENT

Letter Agreement No. 1

As of December 17, 2014.

Hawaiian Airlines, Inc.
3375 Koapaka Street
Honolulu, Hawaii 96819

Re: [**]

Ladies and Gentlemen:

Hawaiian Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into Amendment No. 9, of even date herewith to the Airbus A330/A350XWB Purchase Agreement dated January 31, 2008 (as amended to the date hereof) (the “Purchase Agreement”) which covers the firm order by the Buyer of six (6) A330-800neo aircraft.

The Buyer and the Seller have entered into the [**] Letter Agreement dated as of the date hereof (the “[**]”). The Buyer and Seller have agreed to set forth in this Letter Agreement (this “Letter Agreement”) certain additional terms and conditions regarding the [**] the Aircraft provided for under the [**]. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the [**]. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

[**]

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to Airbus S.A.S.

Very truly yours,
By: /s/ John J. Leahy
Name: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed:
HAWAIIAN AIRLINES, INC.

By: /s/ Mark B. Dunkerley
Name: Mark B. Dunkerley
Title: President and CEO

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